                                                                   EXHIBIT 10.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
Nos. 333-59686, 333-64638, and 333-89292 on Form S-8 of Etablissements Delhaize Freres et Cie "Le Lion" S.A. of our report dated March 22, 2002, appearing in the Annual Report on Form 20-F Etablissements Delhaize Freres et Cie "Le Lion" S.A. for the year ended December 31, 2001.


Deloitte & Touche Reviseurs d'Enterprises SC s.f.d. SCRL
Brussels, Belgium


June 28, 2002


Represented by:

/s/ James Fulton
James Fulton

                                      E-5